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                                                                   EXHIBIT 10(q)


                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 18, 1996 (this "Amendment") is by and among LESCO, INC., an Ohio corporation ("Borrower") and NATIONAL CITY BANK, PNC BANK, NATIONAL ASSOCIATION, NBD BANK, N.A. (the "Banks") and NATIONAL CITY BANK, as agent of the Banks,
("NCB-Agent").

                                    RECITALS

         A. Borrower, the Banks and NCB-Agent have executed a credit agreement, dated as of September 30, 1994 pursuant to which the Banks have agreed to make subject loans to Borrower upon a revolving basis until September 30, 1998 (or such later expiration date, if any, as may be established from time to time).

         B. Borrower, the Banks and NCB-Agent desire to amend the credit agreement to temporarily increase the amount of the Revolving Commitments to seventy million dollars ($70,000,000).

                                   AGREEMENT

         Based upon these recitals, the parties agree as follows:

1. Subsection 2A.01 AMOUNTS of the credit agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

         "2A.01 AMOUNTS -- The aggregate amount of the Revolving Commitments shall not at any time exceed seventy million dollars ($70,000,000) for the period January 18, 1996 through September 30, 1996 nor exceeds forty-five million dollars ($45,000,000), thereafter PROVIDED, HOWEVER, that such amounts may be reduced from time to time pursuant to subsection 2A.03 and the Revolving Commitments may be terminated pursuant to section 5B. The amount of each Bank's maximum Revolving Commitment (subject to such reduction or termination), and the proportion (expressed as a fraction) that it bears to all of the Revolving Commitments, is set forth opposite the Bank's name below, to-wit:"

                 January 18, 1996 - September 30, 1996

                 $38,888,888.88            5/9              National City Bank
                 $15,555,555.56            2/9              NBD Bank, N.A.
                 $15,555,555.56            2/9              PNC Bank, National
                 --------------            ---              Association

                 $70,000,000.00            9/9              Total
                 --------------

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
                 On and after September 30, 1996

                 $25,000,000.00            5/9              National City Bank
                 $10,000,000.00            2/9              NBD Bank, N.A.
                 $10,000,000.00            2/9              PNC Bank, National
                 --------------            ---              Association

                 $45,000,000.00            9/9              Total

         Except for the modifications set forth in this First Amendment To Credit Agreement, the credit agreement referred to above, as amended, is ratified and affirmed and shall be binding upon the parties, their successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this amendment as of the date first above written.


Address:                                                    LESCO, INC.
 20005 Lake Road
 Rocky River, Ohio 44116
                                                            By /s/ Paul Arling
                                                               ---------------------------

                                                            Title      CFO
                                                                  ------------------------


Address:                                                    NATIONAL CITY BANK, AGENT
 1900 East Ninth Street
 Attn: Multinational Division
 Cleveland, Ohio 44114-3484                                 By /s/ David R. Evans
                                                               ---------------------------
                                                                   David R. Evans
                                                                   Senior Vice President


Address:                                                    NATIONAL CITY BANK
 1900 East Ninth Street
 Attn: Metro Ohio Division
 Cleveland, Ohio 44114-3484                                 By /s/ David R. Evans
                                                               ---------------------------
                                                                   David R. Evans
                                                                   Senior Vice President


Address:                                                    PNC BANK, NATIONAL ASSOCIATION
 1801 E. 9th St., #715
 Cleveland, Ohio 44114-3103
                                                            By ___________________________


Address:                                                    NBD BANK, N.A.
 611 Woodward Avenue
 Detroit, Michigan 48226
                                                            By ___________________________